Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Amended Quarterly Report of, Corporate Outfitters, Inc. (the "Company") on Form 10-Q/A for the period ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Barron, Chief Executive Officer, and I, Lee Shorey, Chief Financial Officer and both respective Directors of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 26, 2008

By:  /s/ Michael A. Barron
Michael A. Barron, Chief Executive Officer
and Director

By:  /s/ Lee Shorey
Lee Shorey, Chief Financial Officer, Treasurer and Director